Exhibit 99.1

PRESS RELEASE

White River Capital, Inc. www.WhiteRiverCap.com (NYSE Amex: RVR)

Contact:	Martin J. Szumski Chief Financial Officer

Address:	6051 El Tordo P.O. Box 9876 Rancho Santa Fe, CA 92067

Phone:	(858) 997-6740

August 2, 2011

WHITE RIVER CAPITAL, INC. ANNOUNCES
RESULTS FOR SECOND QUARTER 2011

•	Second Quarter 2011 Net Income was $2.5 million
•	Book Value per Share was $23.28

Rancho Santa Fe, California . . . White River Capital, Inc. (NYSE Amex: RVR) (“White River”) today announced net income for the second quarter 2011 of $2.5 million, or $0.70 per diluted share, compared to second quarter 2010 net income of $2.0 million, or $0.51 per diluted share. The net income results for the second quarter of 2011 are due to the following:

o	$4.4 million of earnings from operations contributed by the Coastal Credit LLC (“Coastal Credit”) subsidiary, and
o	$0.5 million of operating expenses at the holding company, and an income tax expense of $1.4 million.

Martin Szumski, Chief Financial Officer, stated, "Coastal Credit’s 30+ day delinquency declined to 1.2% at June 30, 2011 compared to 1.7% at December 31, 2010 and 2.2% at June 30, 2010. Coastal Credit’s allowance for loan losses as a percentage of finance receivables, net of unearned finance charges was 6.07% at June 30, 2011 compared to 6.92% at December 31, 2010.”

Mr. Szumski continued, "Shareholders’ equity was $84.1 million at quarter end or $23.28 per common share.”

DIVIDEND

As previously announced, White River paid a quarterly dividend of 25 cents per share on its common stock on May 31, 2011.

On August 1, 2011, White River announced that its Board of Directors had declared a quarterly cash dividend of 25 cents per share on its common stock to be paid August 25, 2011 to shareholders of record on August 11, 2011.

STOCK REPURCHASE PROGRAM

White River is authorized to repurchase up to 500,000 shares of its outstanding common stock, from time to time and subject to market conditions, on the open market or in privately negotiated transactions.  As of June 30, 2011, White River has repurchased 482,429 shares of its outstanding common stock under the program at an average price per share of $15.22.

PROVISION FOR LOAN LOSSES

The consolidated provision for loan losses was $0.7 million compared to $1.6 million for the quarters ended June 30, 2011 and 2010, respectively.

The following table documents the quarterly provision, allowance for loan losses and net charge offs at Coastal Credit for the second quarter 2009 through the second quarter 2011:

Quarter	Provision (in millions)	Allowance for Loan Losses as a Percent of Finance Receivables	Annualized Net Charge-offs as a Percent of Finance Receivables
2nd 2011	$0.7	6.07%	2.99%
1st 2011	$1.1	6.59%	4.14%
4th 2010	$1.3	6.92%	5.40%
3rd 2010	$1.6	7.19%	5.21%
2nd 2010	$1.6	7.33%	5.54%
1st 2010	$1.9	7.42%	6.27%
4th 2009	$2.3	7.44%	7.40%
3rd 2009	$2.2	7.27%	7.62%
2nd 2009	$2.1	7.19%	6.95%

This provision for loan losses at Coastal Credit reflects management’s assessment of the reserves necessary for the current credit environment.

CREDIT QUALITY

The following tables set forth delinquency, charge-off and allowance levels for the Coastal Credit portfolio:

Coastal Credit LLC
Delinquency Rates Experienced - Finance Receivables
(in thousands except percentages)

	June 30,		December 31,		June 30,
	2011		2010		2010
	$	%	$	%	$	%

Finance receivables - gross balance	$128,819		$119,789		$115,818

Delinquencies:
30-59 days	$999	0.8%	$1,209	1.0%	$977	0.8%
60-89 days	292	0.2%	538	0.4%	702	0.6%
90+ days	262	0.2%	354	0.3%	898	0.8%
Total delinquencies	$1,553	1.2%	$2,101	1.7%	$2,577	2.2%

Coastal Credit LLC
Allowance for Loan Losses - Finance Receivables
(in thousands except percentages)

	Quarters Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010

Balance at beginning of period	$7,953	$8,235	$8,153	$8,085
Charge-offs	(1,608)	(2,119)	(3,437)	(4,391)
Recoveries	659	543	1,238	1,074
Provision for loan losses	699	1,686	1,749	3,577

Balance at the end of the period	$7,703	$8,345	$7,703	$8,345

Finance receivables, net of unearned finance charges	$126,839	$113,833	$126,839	$113,833

Allowance for loan losses as a percent of finance receivables, net of unearned finance charges	6.07%	7.33%	6.07%	7.33%

Annualized net charge-offs as a percent of finance receivables, net of unearned finance charges	2.99%	5.54%	3.47%	5.83%

Allowance for loan losses as a percent of annualized net charge-offs	202.92%	132.38%	175.15%	125.79%

ABOUT WHITE RIVER AND COASTAL CREDIT

Founded in 2004, White River is the holding company for Coastal Credit LLC.

Coastal Credit LLC is a specialized auto finance company, headquartered in Virginia Beach, Virginia, engaged in acquiring sub-prime auto receivables from both franchised and independent automobile dealers which have entered into contracts with purchasers of typically used, but some new, cars and light trucks.  Coastal Credit then services the receivables it acquires. Coastal Credit commenced operations in Virginia in 1987 and conducts business in 23 states – California, Colorado, Delaware, Florida, Georgia, Hawaii, Kansas, Kentucky, Louisiana, Maryland, Mississippi, Missouri, Nevada, New Mexico, North Carolina, Ohio, Oklahoma, Pennsylvania, Tennessee, Texas, Utah, Virginia and Washington – through its 16 branch locations. The Coastal Credit receivables portfolio, net of unearned finance charges, was $126.8 million at June 30, 2011.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Additional information about White River is available at White River’s web site located at: www.WhiteRiverCap.com.

This site includes financial highlights, stock information, public filings with the U.S. Securities and Exchange Commission (the "SEC"), and corporate governance documents.

The SEC public filings available for review include but are not limited to:

o	its Annual Report on Form 10-K for the year ended December 31, 2010,
o	its Proxy Statement on Schedule 14A dated April 1, 2011, and
o	its Quarterly Report on Form 10-Q for the quarter ended March 31, 2011.

White River’s public filings with the SEC can also be viewed on the SEC’s website at: www.sec.gov.

FORWARD-LOOKING STATEMENTS

This press release contains certain forward-looking information about White River that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Such information includes forward-looking statements above regarding the future financial performance of Coastal Credit and also White River's prospects for future earnings, earnings volatility and the likelihood of recognizing future value from its deferred tax assets. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of White River. White River cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to:

•	losses and prepayments on our receivable portfolios;
•	general economic, market, or business conditions;
•	changes in interest rates, the cost of funds, and demand for our financial services;
•	changes in our competitive position;
•	our ability to manage growth and integrate acquired businesses;
•	the opportunities that may be presented to and pursued by us;
•	competitive actions by other companies;
•	changes in laws or regulations;
•	changes in the policies of federal or state regulators and agencies.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, White River's results could differ materially from those expressed in, implied or projected by such forward-looking statements. White River assumes no obligation to update such forward-looking statements.

WHITE RIVER CAPITAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands)

ASSETS	June 30, 2011	December 31, 2010

Cash and cash equivalents	$1,951	$3,287
Finance receivables—net	105,725	96,723
Deferred tax assets—net	38,955	40,914
Other assets	673	684

TOTAL	$147,304	$141,608

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES:
Line of credit	$61,000	$56,000
Accrued interest	147	130
Other payables and accrued expenses	2,033	2,449

Total liabilities	63,180	58,579

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Preferred Stock, without par value, authorized 3,000,000 shares; none issued and outstanding	-	-
Common Stock, without par value, authorized 20,000,000 shares; 3,612,880 and 3,706,759 issued and outstanding at June 30, 2011 and December 31, 2010, respectively	175,694	177,403
Accumulated deficit	(91,570)	(94,374)

Total shareholders’ equity	84,124	83,029

TOTAL	$147,304	$141,608

WHITE RIVER CAPITAL, INC. AND SUBSIDIARIES
Book Value per Share and Equity Ratios
(Unaudited)
(in thousands except share related values and percents)

	June 30, 2011	December 31, 2010

Total shareholders’ equity	$84,124	$83,029
Assets	$147,304	$141,608
Shares outstanding	3,612,880	3,706,759

Book value per share	$23.28	$22.40
Equity/ assets	57.1%	58.6%

WHITE RIVER CAPITAL, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except per share and share amounts)

	Quarters Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
INTEREST:
Interest on receivables	$8,676	$8,095	$17,047	$15,951
Accretion and other interest	-	5	-	14

Total interest income	8,676	8,100	17,047	15,965

Interest expense	(446)	(368)	(914)	(717)

Net interest margin	8,230	7,732	16,133	15,248

Provision for loan losses	(699)	(1,649)	(1,755)	(3,501)

Net interest margin after provision for loan losses	7,531	6,083	14,378	11,747

OTHER REVENUES (EXPENSES):
Salaries and benefits	(2,240)	(2,057)	(4,688)	(4,313)
Other operating expenses	(1,248)	(1,079)	(2,370)	(2,446)
Change in fair market valuation of creditor notes payable	-	43	43	89
Gain from deficiency account sale	-	35	-	37
Other expense	(141)	(14)	(225)	(48)

Total other expenses	(3,629)	(3,072)	(7,240)	(6,681)

INCOME BEFORE INCOME TAXES	3,902	3,011	7,138	5,066

INCOME TAX EXPENSE	(1,365)	(1,034)	(2,505)	(1,742)

NET INCOME	$2,537	$1,977	$4,633	$3,324

NET INCOME PER COMMON SHARE (BASIC)	$0.70	$0.51	$1.27	$0.85

NET INCOME PER COMMON SHARE (DILUTED)	$0.70	$0.51	$1.27	$0.85

BASIC WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	3,612,880	3,884,603	3,650,953	3,929,500

DILUTED WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	3,614,984	3,886,515	3,655,063	3,931,093

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